CERTAIN INFORMATION IN THIS DOCUMENT, MARKED BY [***] HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(b)(10)(iv). SUCH
EXCLUDED INFORMATION IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

AMENDMENT NO. 1
TO QUOTA SHARE REINSURANCE AGREEMENT BETWEEN
OSCAR INSURANCE COMPANY OF FLORIDA AND
AXA FRANCE VIE

This Amendment No. 1 (the “Amendment”) hereby modifies the Quota Share Reinsurance Agreement, AXA reference CR 4652 entered into and effective January 1, 2021 between OSCAR INSURANCE COMPANY OF FLORIDA, a Florida life and health insurance company incorporated under the laws of Florida and licensed and governed by the Florida Commissioner of Insurance Regulation, (the “Ceding Company”) and AXA FRANCE VIE, a limited company registered in the Commercial Register of Nanterre under company number 310 499 959 00891, governed by the French Insurance Code (the “Reinsurer”), the Amendment is entered into and effective as of January 1, 2021.

The parties shall be separately referred to herein as the “Party” or collectively as the “Parties”.

Capitalized terms used and not defined in this Amendment shall have the respective meanings as provided for in the Reinsurance Agreement.

By mutual agreement, the Parties acknowledge the following:

WHEREAS the Ceding Company, on the one hand, and the Reinsurer, on the other hand, have entered into a quota share reinsurance agreement, effective January 1, 2021 (the “Reinsurance Agreement”), pursuant to which the Reinsurer has agreed to provide quota share reinsurance to the Ceding Company in accordance with the terms and conditions provided therein; and

WHEREAS the Ceding Company and the Reinsurer have agreed to modify certain provisions in the Reinsurance Agreement by the present Amendment, effective January 1 2021, in accordance with Article 26;

NOW, THEREFORE, IN CONSIDERATION OF THEIR MUTUAL COVENANTS AND SUBJECT TO THE TERMS AND CONDITIONS PROVIDED FOR IN THE REINSURANCE AGREEMENT AND HEREIN, THE PARTIES AGREE AS FOLLOWS:

As of January 1, 2021 the Reinsurance Agreement is hereby amended and/or modified as follows:

(a)    Article 5, Section 3 is hereby deleted in its entirety.
(b)    Article 5, Sections 4, 5, and 6 are modified and re-numbered as Sections 3, 4, and 5 respectively.

(c)    Article 34, Section 3, xi, is modified to read as follows:

“Companion Agreements” means:

i.    Quota Share Reinsurance Agreement, effective January 1, 2021, AXA reference CR 4647, between the Reinsurer and Oscar Insurance Corporation;

ii.    Quota Share Reinsurance Agreement, effective January 1, 2021, AXA reference CR 4648, between the Reinsurer and Oscar Health Plan of California;

iii.    Quota Share Reinsurance Agreement, effective January 1, 2021, AXA reference CR 4649, between the Reinsurer and Oscar Garden State Insurance Corporation;

iv.    Quota Share Reinsurance Agreement, effective January 1, 2021, AXA reference CR 4651, between the Reinsurer and Oscar Insurance Company;

v.    Quota Share Reinsurance Agreement, effective January 1, 2021, AXA reference CR 4653, between the Reinsurer and Oscar Buckeye State Insurance Corporation;

vi.    Quota Share Reinsurance Agreement, effective January 1, 2021, AXA reference CR 4654, between the Reinsurer and Oscar Health Plan, Inc.;

vii.    Quota Share Reinsurance Agreement, effective January 1, 2021, AXA reference CR 4655, between the Reinsurer and Oscar Health Plan of Georgia;

viii.    Quota Share Reinsurance Agreement, effective January 1, 2021, AXA reference CR 4656, between the Reinsurer and Oscar Health Plan of Pennsylvania; and

ix.    Quota Share Reinsurance Agreement, effective January 1, 2021, AXA reference CR 4657, between the Reinsurer and Oscar Health Plan of North Carolina, Inc.

(d)    Article 8, Section 1 is hereby deleted in its entirety and replaced with the following:
The Reinsurer shall pay the Ceding Company reinsurance commissions, based On [***]% of the Reinsurer Premium, as set out for each applicable Subscription Year and illustrated in Annex 3 – Reinsurance Commission & Profit Share Information.

(e)    Article 12 is hereby deleted in its entirety and replaced with the following:

ARTICLE 12
PROFIT SHARE AND COLLECTIVE EXPERIENCE REFUND

1)This Article 12 sets forth the methodology for calculating the following potential payments: (i) annually, a profit share payment from the Reinsurer to the Ceding Company, if the result of the Profit Sharing Formula equals a positive number,
(ii) at the end of the third Subscription Year, a collective experience refund payment from the Reinsurer to the Ceding Company, if the result of the Collective Experience Refund Formula equals a positive number.
2)Formulas.
i.    The following abbreviations, as used in the Profit-Sharing Formula, have the respective meanings set forth below:
[***]
[***]
[***]
[***]
[***]
The values of 𝐶𝑖, 𝐹𝑖, and r, for any given Subscription Year, are as below, and as illustrated in Annex 3 – Reinsurance Commissions & Profit Share Information:

C (commissions (% of total Reinsurer Premium)) MLR as defined in Annex 6	[***]
F (Reinsurer fee (% of total Reinsurer Premium))	[***]
r (distribution rate)	[***]

ii.    The “Profit Sharing Formula” is as set forth below:
[***][***]
[***]
[***]
[***]

R [***]

iii.    The “Collective Experience Refund Formula” is as set forth below:
[***][***]
[***]

[***]
[***]
[***]

[***]
[***]
[***]
[***]

For the purposes of this Article 12, Section 2, “PR” means partial reimbursement, “XR” means collective experience refund, and “PS” means profit sharing.

3)    Within fifteen (15) Business Days after the confirmation of the accounts for the final calendar quarter of each Subscription Year pursuant to Article 15, the Reinsurer shall deliver to the Ceding Company the Reinsurer’s calculation of the Profit Sharing Formula for the prior Subscription Year for this Agreement, using the available amounts of premiums, claims, risk adjustment, XOL premiums and claims and IBNR and in accordance with Annex 3 – Reinsurance Commissions & Profit Share Information, with each of the resulting amounts reduced by [***]% to arrive at the “Provisional Profit Share Amount”.
4)    If such Provisional Profit Share Amount is a positive number, the Reinsurer shall pay to the Ceding Company the Provisional Profit Share Amount promptly following the calculation of the Provisional Profit Share Amount, but in any event no later than forty-five (45) days after the confirmation of the accounts for the final calendar quarter of each Subscription Year pursuant to Article 15.
5)    Within fifteen (15) Business Days after the confirmation of the accounts for the fourth quarter of the year following the Subscription Year, the Reinsurer shall deliver to the Ceding Company the Reinsurer’s calculation of the Profit Sharing Formula for such Subscription Year for this Agreement, using the then-current amounts of premiums, claims, risk adjustment, XOL premiums, claims and IBNR and payment of any applicable amount shall be made in accordance with the terms of Article 12, Sections 5 to 8. The Provisional Profit Share Amount shall be deducted from the Formula result for such Subscription Year to arrive at the “Profit-Sharing Adjustment”.
6)    If such Profit Share Adjustment is a positive number, the Reinsurer shall pay to the Ceding Company the Profit Share Adjustment promptly following the calculation of the Profit Share Adjustment, but in any event no later than forty- five (45) days after the confirmation of the account as set forth in Article 12, Section 6.
7)    If such Profit Share Adjustment is a negative number, the Ceding Company shall pay to the Reinsurer the Profit Share Adjustment promptly following the calculation of the Profit Share Adjustment, but in any event no later than forty- five (45) days after the confirmation of the account as set forth in Article 12, Section 6.
8)    The Ceding Company shall continue to provide the Reinsurer with quarterly accounts with respect to a given Subscription Year in accordance with Article 15 until the time of the first quarterly report that does not show any positive IBNR for such Subscription Year under this Agreement or any of the Companion Agreements. At such time, the Reinsurer shall deliver final calculations of the Profit-Sharing Formula for such Subscription Year and payment of any applicable amount shall be made in accordance with the terms of Article 12, Sections 5 to 8. For purposes of this Section, such terms shall be applied mutatis mutandis, except that references in Article 12, Section 5 to “Provisional Profit Share Amount” shall be understood to mean “Provisional Profit Share Amount plus any previously paid Profit Share Adjustment”.
9)    Within fifteen (15) Business Days after the confirmation of the accounts for the final calendar quarter of the final Subscription Year of the Initial Term pursuant to Article 15, the Reinsurer shall deliver to the Ceding Company the Reinsurer’s calculation of the Collective Experience Refund for such Initial Term of this Agreement, using the available amounts of premiums, claims, risk adjustment, XOL premiums and claims and IBNR and in accordance with Annex 3 – Reinsurance Commissions & Profit Share Information, with each of the resulting amounts reduced by [***]% to arrive at the “Provisional Collective Experience Refund Amount”.
10)    If such Provisional Collective Experience Refund Amount is a positive number, the Reinsurer shall pay to the Ceding Company the Provisional Collective Experience Refund Amount promptly following the calculation of the Provisional Collective Experience Refund Amount, but in any event no later than forty-five (45) days after the confirmation of the accounts for the final calendar quarter of the third Subscription Year pursuant to Article 15.
11)    Within fifteen (15) Business Days after the confirmation of the accounts for the fourth quarter of the year following the Initial Term, the Reinsurer shall deliver to the Ceding Company the Reinsurer’s calculation of the Collective Experience Refund Formula for such Initial Term of this Agreement, using the then-current amounts of premiums, claims, risk adjustment, XOL premiums, claims and IBNR and payment of any applicable amount shall be made in accordance with the terms of Article 12, Sections 11 to 13. The Provisional Collective Experience Refund Amount shall be deducted from the Formula result for such Subscription Year to arrive at the “Collective Experience Refund Adjustment”.
12)    If such Collective Experience Refund Adjustment is a positive number, the Reinsurer shall pay to the Ceding Company the Collective Experience Refund Adjustment promptly following the calculation of the Collective Experience Refund Adjustment, but in any event no later than forty-five (45) days after the confirmation of the account as set forth in Article 12, Section 11.
13)    If such Collective Experience Refund Adjustment is a negative number, the Ceding Company shall pay to the Reinsurer the Collective Experience Refund Adjustment promptly following the calculation of the Collective Experience Refund Adjustment, but in any event no later than forty-five (45) days after the confirmation of the account as set forth in Article 12, Section 11.
14)    The Ceding Company shall continue to provide the Reinsurer with quarterly accounts with respect to all Subscription Years in accordance with Article 15 until the time of the first quarterly report that does not show any positive IBNR for any Subscription Year under the Initial Term of this Agreement or any of the Companion Agreements. At such time, the Reinsurer shall deliver final calculations of the Collective Experience Refund Formula for such Initial Term and payment of any applicable amount shall be made in accordance with the terms of Article 12, Sections 11 to 13. For purposes of this Section, such terms shall be applied mutatis mutandis, except that references in Article 12, Section 11 to “Provisional Collective Experience Refund Amount” shall be understood to mean “Provisional Collective Experience Refund Amount plus any previously paid Collective Experience Refund Adjustment”.

(f)    Annex 3 is hereby deleted and replaced with the following:

For illustrative purposes only, the definite fees and total margins for both parties shall be calculated based on the formulas in Article 12, Section 2.

MLR (as defined in Annex 6)	Oscar Commission	AXA Fees	COR	Profit	Redistrib rate	PS for Oscar	PS for AXA	Oscar Total	AXA Total
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]		[***]			[***]	[***]
[***]	[***]	[***]	[***]		[***]			[***]	[***]
[***]	[***]	[***]	[***]		[***]			[***]	[***]
[***]	[***]	[***]	[***]		[***]			[***]	[***]
[***]	[***]	[***]	[***]		[***]			[***]	[***]
[***]	[***]	[***]	[***]		[***]			[***]	[***]
[***]	[***]	[***]	[***]		[***]			[***]	[***]
[***]	[***]	[***]	[***]		[***]			[***]	[***]
[***]	[***]	[***]	[***]		[***]			[***]	[***]
[***]	[***]	[***]	[***]		[***]			[***]	[***]
[***]	[***]	[***]	[***]		[***]			[***]	[***]
[***]	[***]	[***]	[***]		[***]			[***]	[***]
[***]	[***]	[***]	[***]		[***]			[***]	[***]
[***]	[***]	[***]	[***]		[***]			[***]	[***]
[***]	[***]	[***]	[***]		[***]			[***]	[***]
[***]	[***]	[***]	[***]		[***]			[***]	[***]
[***]	[***]	[***]	[***]		[***]			[***]	[***]

(g)    Annex 8 is hereby deleted in its entirety.
The present Amendment shall supersede and replace the article(s) of the Reinsurance Agreement as modified herein as it relates to the agreed upon subject matter contemplated by the Parties.

This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed one and the same agreement and shall have the same legal force and effect as the Reinsurance Agreement. A signed copy of this Amendment delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Amendment.

This Amendment constitutes the sole and entire agreement of the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter.

All other provisions of the Agreement remain unmodified and shall remain in full force and effect. In the event of any conflict or inconsistency of any term or provision provided for in this Amendment relating to the subject matter contemplated hereby and the Agreement, Amendment shall prevail.

******

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IN WITNESS WHEREOF, the Parties execute the present Amendment, in good faith, effective as of January 1, 2021.

The Ceding Company

Date and place:
New York, NY on March 31, 2021

Signature:
By:
Title:	CFO

The Reinsurer

Date and place:

Signature:

By: Jacques de Peretti
Title: CEO of AXA France Vie